UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2012

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Vanguard Natural Resources, LLC (the “Company”) held its 2012 Annual Meeting of Unitholders (the “Annual Meeting”) on May 18, 2012.  At the Annual Meeting, the Company’s unitholders were requested to (i) elect five directors to the Company’s Board of Directors to serve until the Company’s 2013 Annual Meeting of Unitholders, (ii) ratify the appointment of BDO USA, LLP as independent auditor of the Company for the fiscal year ending December 31, 2012 and (iii) approve the First Amendment to the Vanguard Natural Resources, LLC Long-Term Incentive Plan.  Each of these items is more fully described in the Company’s proxy statement filed on March 5, 2012 (the “Proxy”). At the Annual Meeting, the Company’s unitholders approved the first and second proposals described in the Proxy before the Annual Meeting was adjourned.  While 12,882,653 votes were cast in favor of the third proposal found in the Proxy with 2,119,269 votes against and 2,129,208 votes abstaining, not enough votes were cast to comply with New York Stock Exchange (“NYSE”) listing rules.  In order to permit additional time to solicit unitholder votes to be cast (whether for, against, or in abstention) for the third proposal found in the Proxy in accordance with NYSE listing rules, the Annual Meeting was then adjourned until June 15, 2012 at 10:30 a.m. CST and scheduled to reconvene at that time at the Company’s headquarters, located at 5847 San Felipe, Suite 3000 Houston, Texas 77057.

 The final results of the first and second proposals described in the Proxy are as follows:

Proposal No. 1 — Election of Directors: The election of each of the five nominees for the Company’s Board of Directors was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Scott W. Smith	14,270,620	2,860,510	31,301,664
W. Richard Anderson	14,241,756	2,889,374	31,301,664
Loren Singletary	14,250,622	2,880,508	31,301,664
Bruce W. McCullough	14,822,392	2,308,738	31,301,664
John R. McGoldrick	14,254,619	2,876,511	31,301,664

Proposal No. 2 — Ratification of the Appointment of BDO USA, LLP: The appointment of BDO USA, LLP was approved as follows:

For	Against	Abstain
45,407,640	239,845	2,785,309

Item 7.01.  Regulation FD Disclosure.

The Company issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on May 18, 2012 announcing that (1) the first and second proposals, each as described in the Proxy, were approved at the Annual Meeting and (2) the adjournment of the Annual Meeting to permit additional time to solicit unitholder votes for the third proposal, as described in the Proxy, until June 15, 2012 at 10:30 a.m. C.S.T., to be held at the Company’s headquarters, located at 5847 San Felipe, Suite 3000, Houston, Texas 77057.

 The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release, dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:                      /s/ Scott W. Smith
Name:                 Scott W. Smith
Title:                   President, Chief Executive Officer and Director
May 23, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release, dated May 18, 2012